PALATIN

TECHNOLOGIES

Cowen and Company 29th Annual Health Care Conference

March 19, 2009

Forward-Looking Statement

The statements in this presentation that relate to future plans, events or performance are forward-looking statements, which are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements involve significant risks and uncertainties, and actual results, events and performance may differ materially from those expressed or implied in this presentation. Factors that could cause such differences include, but are not limited to, risks pertaining to product development, clinical trial outcomes, regulatory requirements and actions, availability of required financing and other sources of funds, corporate partnering agreements, development of the markets for the Company's products and other risks disclosed in the Company's most recent Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission. The forward-looking statements in this presentation do not constitute guarantees of future performance. The Company undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date of this presentation.

Company Profile

PALATIN TECHNOLOGIES

Palatin is a biopharmaceutical company dedicated to the development of peptide, peptide mimetic and small molecule agonists with a focus on melanocortin and natriuretic peptide receptor systems.

Palatin Pipeline / March 09 Status


Program
Preclinical
Phase 1
Phase 2
Sexual Dysfunction
BMT: 2nd Line ED
BMT: FSD
PL-6983
Heart Failure
PL-3994
Obesity / Diabetes (AstraZeneca)
MCR-4 Compound

Melanocortin Sexual Dysfunction Program

Sexual Dysfunction Program Overview

PALATIN TECHNOLOGIES

- Palatin has extensive clinical experience with bremelanotide (BMT) an MCR-4 peptide agonist for the treatment of both Erectile Dysfunction (ED) and Female Sexual Dysfunction (FSD)
  - Evaluated in over 2000 patients
  - Demonstrated efficacy as a treatment for both ED and FSD
- BMT is in development for the following indications
  - Treatment of ED as a monotherapy or in combination with a PDE5 inhibitor in patients non-responsive to PDE5 inhibitor treatment
  - Treatment of women with FSD
- Melanocortin Sexual Dysfunction Research Program
  - PL-6983 an MCR-4 selective peptide: clinical candidate with reduction in blood pressure (BP) risk
  - Oral small molecules in lead optimization stage

Bremelanotide ED Program

PALATIN TECHNOLOGIES

- Multiple BMT ED studies have demonstrated efficacy in a broad range of patients including those non-responsive to PDE5 inhibitor treatment

  Safarinejad and Hosseini; Salvage of sildenafil failures with bremelanotide: a randomized, double-blind, placebo controlled study; J Urol. 2008 Mar;179(3):1066-71.

- Co-administration with PDE5 inhibitor demonstrates additive effect

  Diamond, Earle, Garcia, and Spana; Co-administration of low doses of intranasal PT-141, a melanocortin receptor agonist, and sildenafil to men with erectile dysfunction results in an enhanced erectile response; Urology. 2005 Apr;65(4):755-9.

- Side effects are mild/moderate & transient: GI, facial flushing and spontaneous erections

- A small number of patients experienced an increase in BP. Issue thoroughly discussed with the FDA
  - BMT Safety and efficacy profile is appropriate for PDE5 inhibitor non-responsive ED patients
  - FDA requested additional data surrounding the BP effects of BMT
  - Palatin expects to have the required data by mid-2009 and be well positioned to move BMT forward

- Significant opportunity exists in the PDE5 inhibitor non-responsive patient population
  - Currently limited treatment options
    - Caverject: requires direct penile injection
    - Muse: requires intraurethral administration
  - PDE5 inhibitor resistant ED remains an area of high medical need

Bremelanotide ED Market Opportunity


Initial Target Population

35% of patients are satisfied PDE-5 users

20% are "marginally satisfied" but have no alternative treatment options

35% are non-responsive to PDE-5 therapy and discontinue it

10% PDE-5s are contraindicated

Global peak sales: $533 million

BMT Works in the Central Nervous System


Bremelanotide
Visual & Tactile Stimulation
Selective
Nerve Signal
Viagra
Levitra
Cialis
GMP
NO
X
PDE-5
cGMP
Vasodilation
& Erection

BMT Improves Erectile Function in ED Patients



Change in EF Domain of IIEF
8
7
6
5
4
3
2
1
0
Placebo
5
7.5
10
12.5
15

Data presented at AUA Annual meeting 2007

Controlling BMT Plasma Levels



Plasma BMT (ng/mL)
500
400
300
200
100
0
5 IN
7.5 IN
10 IN
12.5 IN
15 IN
2 SC
Dose (mg)
Desirable
Therapeutic
Concentration

Bremelanotide ED Development Program

PALATIN TECHNOLOGIES

- Phase 2B in PDE5 inhibitor non-responsive patients
  - Define subcutaneous (SC) doses for registration trials
  - Evaluate co-administration with a PDE5 inhibitor
  - Determine treatment effect to guide registration trials
  - Validated FDA accepted endpoints
- Protocols, PI's, CRO's, timelines and budgets are in place
- End of Phase 2 meeting with FDA targeted for end of 2010
- Phase 3 registration program start 1st half 2011
  - Study design and endpoints are clear
  - Requirements for regulatory approval have strong precedent
  - Timeline and costs to NDA submission are modest

Key Points BMT ED Program

PALATIN TECHNOLOGIES

- Clinical and regulatory development path is straight forward
- Significant clinical data in ED
  - Over 2,000 patients treated with BMT
  - Multiple ph. 2 studies show efficacy in PDE5 inhibitor non-responsive patients
  - Efficacy as monotherapy or as co-administration with PDE5 inhibitor
- Key safety issue identified in ph. 2 studies and extensively discussed with FDA. Change from intranasal to SC administration appears to mitigate the BP issue
- Preclinical, PK, Toxicology & Reproductive-Toxicology packages complete and submitted to FDA
- CMC at commercial scale

Bremelanotide in the Treatment of FSD

PALATIN TECHNOLOGIES

- Ph. 2 Efficacy in Female Hypoactive Arousal Disorder
- Significant effects on arousal and desire
- 40% of postmenopausal women suffer from FSD
- Large untapped market



p < 0.001
p < 0.001
FSEP Arousal Success Rate
% Change from Baseline
70
60
50
40
30
20
10
0
Placebo
10 mg
1 mo
2 mo

Data presented at American College of Gynecology New Orleans 2008

Safarinejad, Mohammad Reza; Evaluation of the safety and efficacy of bremelanotide, a melanocortin receptor agonist, in female subjects with arousal disorder: a double-blind placebo-controlled, fixed dose, randomized study; J Sex Med. 2008 Apr;5(4):887-97.

Diamond, Earle, Heiman, Rosen, Perelman, and Harning; An effect on the subjective sexual response in premenopausal women with sexual arousal disorder by bremelanotide (PT-141), a melanocortin receptor agonist; J Sex Med. 2006 Jul;3(4):628-38.

Natriuretic Peptide Program

Heart Failure Overview

- Heart failure (HF) symptoms and progression
  - Deregulation of BP - >50% of patients are hypertensive
  - Activation of Renin-Angiotensin-Aldosterone System (RAAS)
  - Abnormal sympathetic tone
  - Cardiac hypertrophy and remodeling
  - Fluid retention

- Natriuretic Peptide System is activated as a response to heart failure
  - Decrease BP
  - Down regulate RAAS
  - Increase diuresis & natriuresis
  - Increase myocardial perfusion
  - Direct effects on cardiac hypertrophy & remodeling

- ACE inhibitors and β-blockers have survival benefit, but there is need for additional therapies
  - Sub-chronic treatment to reduce mortality & re-hospitalization in post-hospitalized decompensated patients
  - Reverse cardiac remodeling in chronic HF patients

Natriuretic Peptide System



BNP
CNP
ANP
NPR-B
NPR-C
NPR-A
Clearance
GTP
cGMP
GTP

Neuropeptide hormone system that plays an important role in the regulation of cardiovascular homeostasis

Physiological Effects

- Down regulate Renin-Angiotensin-Aldosterone System
- Decrease Blood Pressure
- Suppression of Cardiac Hypertrophy & Remodeling
- Stimulation of Diuresis & Natriuresis
- Increased Myocardial Perfusion

Overview Natriuretic Program

- Design and develop commercial candidates selective for NPR-A, NPR-B & NPR-A/B

- PL-3994 Lead Product candidate
  - Selective for NPR-A
  - Increased metabolic stability
  - Once daily SC patient administration
  - Phase 2 drug development candidate

- PL-3994 is in development as a treatment for patients suffering from Heart Failure (HF)
  - Sub-chronic to reduce re-hospitalization rates
  - Chronic to reduce cardiac remodeling and improve survival

Sub-chronic Indication

- Chronic HF with history of frequent hospitalization for worsening symptoms
- Adjunct to a diuretic and one or more of: ACEi, ARB, β-blocker, CRT
- 3-6 month once daily subcutaneous treatment
  - Disease progression is not the main focus
  - Hemodynamic mechanisms likely to be key
- Treatment goal to reduce re-hospitalization and improve survival
  - 30% re-hospitalization at 6 months

Daily Administration of PL-3994 Significantly Reduces Cardiac Remodeling



Attenuation of RAAS Activation
Plasma aldosterone (pg/ml)
100000
10000
1000
100
10
1
2K1C (saline)
2K1C (PL3994)
-7
7
14
42
-7
7
14
42
Time (days)



Heart Weight /Body Weight
following 6 weeks of treatment
HW/BW
0.6
0.4
0.2
0.0
**
**
Sham (saline)
Sham (PL3994)
2K1C (saline)
2K1C (PL3994)

The "2 Kidney, 1 Clip" model causes renovascular hypertension and heart failure in rats. Treatment with PL-3994 reduces the excess production of aldosterone and the hypertrophy of the ventricles.

Clinical Evidence that Cardiac Remodeling can be Prevented by NPR-A Activation

PALATIN TECHNOLOGIES

- Two major lines of evidence suggest that chronic administration of NPR-A agonists will reduce cardiac remodeling in HF patients
  - Human genetic evidence
    - Pro-ANP and NPR-A receptor polymorphisms that cause lower endogenous levels of either ANP or NPR-A are associated with cardiac hypertrophy in essential hypertensives
  - Human clinical studies using Carperitide, a short half-life IV infused NPR-A agonist
    - 3 day IV infusion post AMI
      - Prevents cardiac remodeling
      - Normalizes sympathetic tone
      - Improves cardiac function
    - Low dose 3 day infusion in heart failure patients
      - Improves cardiac function
      - Decrease 12 month mortality and re-hospitalization
- Clinical Proof of Concept - established

PL-3994 Clinical Results

PALATIN TECHNOLOGIES

- Phase 1 & 2a placebo-controlled dose escalation studies
  - Placebo and escalating doses of PL-3994 delivered SC
  - Endpoints – Safety, ↓SBP, ↑diuresis, ↑natriuresis, ↑cGMP plasma levels
- Results
  - Well tolerated - no adverse or severe adverse events
  - Clear dose response for key pharmacological effects
  - Prolonged duration of effect
  - Met key pharmacology endpoints
    - ↓SBP, ↑diuresis, ↑natriuresis, ↑cGMP plasma levels

Duration of effects and pharmacology support chronic use

PL-3994 Next Steps

- Phase 2 dose ranging in HF outpatients with history of frequent hospitalization
  - Safety of repeat daily dosing
  - Reduction in re-hospitalization
  - Reduce plasma aldosterone levels
  - Imaging studies of slowing of ventricular remodeling
  - Evaluation of biomarkers of cardiac function
  - Define doses for registration studies

Opportunity

- Developing in 2 steps makes good sense
  - Sub-chronic followed by chronic
  - Manages risk
  - Less resources needed before approval
- Sub-chronic treatment is an area of high unmet need with good scientific rationale
- PL-3994 has suitable properties
- Will develop for 3-6 month use and then extend indication to lifelong

Melanocortin 4 Receptor Obesity Program

PALATIN TECHNOLOGIES

- Partnered with AstraZeneca
- Program objective is to identify compounds with the following profile
  - Reduce food intake and body fat
  - Reduce plasma glucose and insulin levels
  - Excellent bioavailability and stability profile
  - No increase in BP
  - No erectogenesis
- Proof-of-Concept study currently enrolling patients
- Multiple lead compounds have been identified and program is moving towards Phase 1 clinical trials

AstraZeneca Obesity Collaboration

PALATIN TECHNOLOGIES

- AstraZeneca is a global pharmaceutical company with a strong emphasis in metabolic disease
- Exclusive global licensing and research collaboration
  - Covers discovery and development of compounds to treat obesity and related diseases targeting MCR's
- Terms include
  - $10M upfront
  - Up to $300M in payments
    - $180M in potential development and regulatory milestones
    - $120M in sales-based milestones
  - Stepped royalties to double digits
  - Internal FTE based research support

Melanocortins and Obesity Overview



Loss of function mutations ➔ Obesity
arcuate nucleus
POMC
Stimulates MC4R
MC4R-KO mice ➔
hyperphagic and obese
MC4R
hypothalamus
Decreased
Food Intake
MC4 receptor mutations
most common monogenic
form of obesity in humans
α-MSH and MT-II ↓ Food Intake
AGRP ↑ Food Intake
AGRP
Inhibits MC4R

PL5903: Food Intake Study in DIO C57BL6 and MC4R KO Mice


Food Consumption
Vehicle - DIO
Vehicle - KO
PL5903 @0.1 - DIO
PL5903 @0.1 - KO
PL5903 @1.0 - DIO
PL5903 @1.0 - KO
grams
0.8
0.6
0.4
0.2
0.0
0-1

Financial Snapshot

Ticker Symbol	NYSE AMEX: PTN
52-Week Price Range	$0.06 - $1.05
Shares Outstanding as of 12/31/08	
➢ Common	87M
➢ Fully Diluted	101M
Market Capitalization 12/08	$7.8M
Cash and Investments Balance as of 12/31/08	$6.3M

PALATIN

TECHNOLOGIES